EXHIBIT (a)(3)

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        TENDER OF SHARES OF COMMON STOCK
             (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF

                                 HANDY & HARMAN

                                       TO

                              HN ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                                 WHX CORPORATION
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         As set forth in Section 3 of the Offer to Purchase (as defined below), this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the certificates representing shares of common stock, par value $1.00 per share of Handy & Harman (the "Shares"), are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 3 of the Offer to Purchase). See
Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK


               By Mail:                         By Hand/Overnight Delivery:
          Wall Street Station                          Receive Window
             P.O. Box 1023                           Wall Street Plaza
        New York, NY 10268-1023                  88 Pine Street, 19th Floor
                                                     New York, NY 10005

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                             (212) 701-7636 or 7637

                    For Information Telephone (call collect):
                                 (212) 701-7624


   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION
      OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

         The undersigned hereby tenders to HN Acquisition Corp., a New York corporation and a wholly owned subsidiary of WHX Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 16, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in "Procedures for Tendering Shares" of the Offer to Purchase.


                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

---------------------------------------------------------       ----------------------------------------------------------
Number of Shares:________________________________________         Name(s) of Record Holder(s):
                                                                  ________________________________________________________
Share Certificate Numbers (if available):                         ________________________________________________________
_________________________________________________________                          PLEASE TYPE OR PRINT
_________________________________________________________
                                                                  Address(es)_____________________________________________
/ / Check here if Shares will be delivered by                                _____________________________________________
    book-entry transfer.                                                                                    Zip Code

    Check box of applicable book-entry transfer                   Area Code and Telephone Number:
    facility:                                                     ________________________________________________________
                                                                  ________________________________________________________
    / /  DTC           / / PDTC                                   ________________________________________________________
                                                                  ________________________________________________________
                                                                                       SIGNATURE(S)
Account Number___________________________________________         Dated:_________________________________________, 199__

Dated:__________________________________________, 199__
---------------------------------------------------------       ----------------------------------------------------------


    The undersigned, a participant in the Security Transfer Agents Medallion Program (each, an "Eligible Institution"), hereby guarantees that either the certificates representing the Shares tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company (pursuant to procedures set forth in Section 3 of the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Depositary at one of its addresses set forth above within three (3) New York Stock Exchange trading days after the date of execution hereof.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares and associated Rights to the Depositary within the time period shown herein. Failure to do so could result in financial loss to such Eligible Institution.

---------------------------------------------------------       --------------------------------------------------------
Name of Firm:____________________________________________       ________________________________________________________
                                                                  AUTHORIZED SIGNATURE

Address:_________________________________________________         Name:_________________________________________________
                                          Zip Code                                 PLEASE TYPE OR PRINT

                                                                  Title:________________________________________________
Area Code and
Telephone Number:                                                 Dated:________________________________________, 199___
---------------------------------------------------------       --------------------------------------------------------


NOTE:    DO NOT SEND  CERTIFICATES  FOR SHARES OR  ASSOCIATED  RIGHTS  WITH THIS
         NOTICE.   SUCH  CERTIFICATES   SHOULD  BE  SENT  WITH  YOUR  LETTER  OF
         TRANSMITTAL.

                                       -3-